ROCKWELL INTERNATIONAL CORPORATION
DIRECTORS STOCK PLAN
STOCK OPTION AGREEMENT
STOCK OPTION TERMS AND CONDITIONS


1.	Definitions

	As used in these Stock Option Terms and Conditions, the following words and phrases shall have the respective meanings ascribed to them below unless the context in which any of them is used clearly indicates a contrary meaning:

	(a)	Approved Option Exercise Form:  A Cash Only Exercise Form in the
form of Attachment 1 or a "Stock Swap" Exercise Form in the form of Attachment 2, any other form subsequently adopted by the Secretary of Rockwell to replace Attachment 1 or 2, or any other form accepted by the Secretary of Rockwell in his sole discretion.

(b)	Committee:  The Compensation and Management Development Committee
of the	Board of Directors of Rockwell.

(c)	Director:  A member of the Board of Directors of Rockwell.

(d)	Options:  The stock options listed in the first paragraph of the letter dated February 7, 1996 to which these Stock Option Terms and Conditions are attached and which together with these Stock Option
Terms and Conditions constitutes the Stock Option Agreement.

(e)	Option Shares:  The shares of Rockwell Common Stock issuable or transferable on exercise of the Options.

(f)	Plan:  Rockwell's Directors Stock Plan, as amended and as such Plan may be further amended and in effect at the relevant time.

(g)	Preliminary Payment:  Defined in Section 3(d)(i).

(h)	Rockwell:  Rockwell International Corporation, a Delaware
corporation.

(i)	Shares:  Shares of Rockwell Common Stock or Class A Common Stock.

	(j)	Stock Option Agreement:  These Stock Option Terms and Conditions
together with the letter dated February 7, 1996 to which they are attached.

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2.	When Options May be Exercised

	The Options may be exercised, in whole or in part (but only for a whole number of shares) and at one time or from time to time, as to one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on February 7, 1997 and ending on February 7, 2006, as to an additional one-third (rounded to the nearest whole number) of the Option Shares during the period beginning on February 7, 1998 and ending on February 7, 2006 and as to the balance of the Option Shares during the period beginning on February 7, 1999 and ending on February 7, 2006, and only during those periods, provided that:

(a)	if you die while a Director, your estate, any person who acquires the Options by bequest or inheritance, or any person to whom you have transferred the Options during your lifetime as permitted by
Section 4 may exercise all the Options not theretofore exercised within (and only within) the period beginning on your date of death
(even if you die before you have become entitled to exercise all or any part of the Options) and ending three years thereafter or on February 7, 2006 if earlier;

	(b)	if you retire as a Director at or after age 72 or at an earlier age but after completing at least 10 years of service as a Director, you (or if you die after your retirement date, your estate or any person who acquires the Options by bequest or inheritance) or any person to whom you have transferred the Options during your
lifetime as permitted by Section 4 may thereafter exercise the
Options not theretofore exercised within (and only within) the period beginning on your retirement date (even if you retire before you have become entitled to exercise all or any part of the
Options) and ending five years thereafter or on February 7, 2006 if earlier;

	(c)	if your service as a Director terminates as a result of your disability or as a result of your resignation for reasons of the antitrust laws, compliance with Rockwell's conflict of interest policies or other circumstances that the Committee may determine as serving the best interests of Rockwell, you (or if you die after termination of your service as a Director, your estate or any person who acquires the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 may thereafter exercise the Options not theretofore exercised that are exercisable on the date your service as a Director terminates within (and only within) such period, if any, after your termination date as the Committee may determine by action taken not more than 60 days after your termination date, which period shall in no event end more than five years after your termination date or on February 7, 2006 if earlier;

	(d)	if your service as a Director terminates for any other reason, the
Options shall terminate forthwith on the date of termination of your service as a Director and shall not be exercised thereafter;

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and provvided, further, that notwithstanding any other provision of the
Stock Option Agreement, if a Change of Control (as defined in Article III, Section 15(I)(1) of Rockwell's By-Laws) shall occur, then unless prior to the occurrence thereof, the Board of Directors of Rockwell shall have determined otherwise by a vote of at least two-thirds of its members, all the remaining Options shall become fully exercisable whether or not otherwise then exercisable and shall be and remain exercisable for the applicable period hereinabove in this Section 2 provided.

3.	Exercise Procedure

	(a)	To exercise all or any part of the Options, you (or after your death, your estate or any person who has acquired the Options by bequest or inheritance) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 must deliver to the Secretary of Rockwell:

		(i) a notice of exercise on an Approved Option Exercise Form properly completed, dated and signed by you (or after your death, by the person entitled to exercise the Options) or by any person to whom you have transferred the Options during your lifetime as permitted by Section 4;

		(ii)	full payment of the exercise price for the Option
Shares to be purchased on exercise of the Options

				entirely in cash; or

				in Shares; or

				in a combination of cash and Shares; and

		(iii) in the case of an exercise of the Options by any person other than you seeking to exercise the Options, such documents as the Secretary of Rockwell shall require to establish to his satisfaction that the person seeking to exercise the Options is entitled to do so.

	(b)	An exercise of the whole or any part of the Options shall be effective:

		(i)		if you (or after your death, the person entitled to
exercise the Options) or any person to whom you have
transferred the Options during your lifetime as
permitted by Section 4 elects to pay the exercise price
for the Option Shares entirely in cash, upon (x)
receipt by the Secretary of Rockwell of (I) an Approved
Option Exercise Form, duly completed, dated and signed,
(II) full payment of the exercise price for the Option
Shares purchased pursuant to that Approved Option
Exercise Form and (III) any documents required pursuant
to Section 3(a)(iii), or (y) if later, the date of such
Approved Option Exercise Form (provided you, or after
your death, the person entitled to exercise the
Options, or any person to whom you have transferred the

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Options during your lifetime as permitted by Section 4
continues to be entitled to exercise the Options on that date); and

		(ii)		if you (or after your death, the person entitled to
exercise the Options) or any person to whom you have
transferred the Options during your lifetime as
permitted by Section 4 elects to pay the exercise price
of the Option Shares in Shares or in a combination of
Shares and cash, upon (x) receipt by the Secretary of
Rockwell of (I) an Approved Option Exercise Form, duly
completed, dated and signed, (II) the Preliminary
Payment (as defined in Section 3(d)(i)) and (III) any
documents required pursuant to Section 3(a)(iii), or
(y) if later, the date of such Approved Option Exercise
Form (provided you, or after your death, the person
entitled to exercise the Options, or any person to whom
you have transferred the Options during your lifetime
as permitted by Section 4 continues to be entitled to
exercise the Options on that date).

	(c)	If you (or after your death, the person entitled to exercise the
Options) or any person to whom you have transferred the Options during your lifetime as permitted by Section 4 chooses to pay the exercise price for the Option Shares to be purchased on exercise of any of the Options entirely in cash, payment must be made by delivering to the Secretary of Rockwell a check in the full amount of the exercise price for those Option Shares; or arranging with a stockbroker, bank or other financial institution to deliver to the Secretary of Rockwell full payment, by check or (if prior arrangements are made with the Stock Option Administration staff of the Secretary's Office) by wire transfer, of the exercise price of those Option
Shares.

		In either event, in accordance with Section 3(e), full payment of the exercise price for the Option Shares purchased must be made within five business days after the Secretary of Rockwell has received the Approved Option Exercise Form, duly completed, dated and signed, or if later, within five business days after the date of such Approved Option Exercise Form.

	(d)	(i)	If you (or after your death, the person entitled to exercise the Options) or a person to whom you have transferred the
Options during your lifetime chooses to use already-owned
Shares to pay all or part of the exercise price for the
Option Shares to be purchased on exercise of any of the
Options, you (or the other person then entitled to exercise
the Options) must deliver to the Secretary of Rockwell one or more certificates (and executed stock powers) representing

            at least the number of Shares whose value, based on the closing price of Common Stock of Rockwell on the New York Stock Exchange -- Composite

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           Transactions on any day not more than five
           business days prior to (x) the date on which the Secretary of Rockwell has received the Approved
           Option Exercise Form for such exercise, or (y) if later, the date of such Approved Option
           Exercise Form, would be sufficient to pay in full the exercise price of those Option Shares;
           or

           any lesser number of Shares you desire (or the other person then entitled to exercise the Options desires) to use to pay the exercise price for those Option Shares and a check in the amount of such exercise price less the value of the Shares delivered, based on the closing price of Common Stock of Rockwell on the New York
           Stock Exchange -- Composite Transactions on any day not more than five business days prior to
           (x) the date on which the Secretary of Rockwell has received the Approved Option Exercise Form for such exercise, or (y) if later, the date of such Approved Option Exercise Form.

				The delivery of the Shares or Shares and cash, as
prescribed by this clause (i), is referred to in this Stock Option Agreement as the Preliminary Payment.

		(ii)		The Secretary of Rockwell will advise you (or any other
person who, being entitled to do so, exercises the
Options) of the exact number of Shares, valued at the
closing price on the New York Stock Exchange --
Composite Transactions on the effective date of
exercise under Section 3(b)(ii), and any cash required
to pay in full the exercise price for the Option Shares
purchased.  In accordance with Section 3(e), you (or
such other person) must pay, in cash, in Shares or in a
combination of cash and Shares, any balance required to
pay in full the exercise price of the Option Shares
purchased within five business days following the
effective date of such exercise of the Options under
Section 3(b)(ii).

		(iii)	Notwithstanding any other provision of this Stock
Option Agreement, the Secretary of Rockwell may limit the number, frequency or volume of successive exercises of any of the Options in which payment is made, in whole or in part, by delivery of Shares pursuant to this subparagraph (d) to prevent unreasonable pyramiding of such exercises.

	(e)	A notice of exercise on an Approved Option Exercise Form, when duly completed, dated and signed by you (or any other person entitled to exercise the Options) and received by the Secretary of Rockwell, whether or not full payment of the exercise price for the Option
Shares accompanies the Approved Option Exercise Form and whether the Approved Option Exercise Form is dated on or prior to the date

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of receipt by the Secretary of Rockwell or a later date, shall constitute a binding contractual obligation by you (or the other person entitled to exercise the Options) to proceed with and complete that exercise of the Options (but only so long as you continue, or the other person entitled to exercise the Options continues, to be entitled to exercise the Options on that date).
By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) to deliver or cause to be delivered to Rockwell any balance of the exercise price for the Option Shares to be purchased upon the exercise pursuant to the Approved Option Exercise Form required to pay in full the exercise price for those Option Shares, that payment being in cash, in Shares or in a combination of cash and Shares, on or before the later of the fifth business day after (i) the date on which the Secretary of Rockwell receives such duly completed, dated and signed Approved Option Exercise Form, or (ii) if later, the date of such Approved Option Exercise Form (provided you continue (or the other person entitled to exercise the Options continues) to be entitled to exercise the Options on that date), and you (for yourself and on behalf of any other person who becomes entitled to exercise the Options) authorize the Corporation forthwith to set off against any amounts due or which may become due you (or the other person entitled to exercise the Options) any balance of the exercise price for those Option Shares remaining unpaid thereafter.

	(f)	Certificates representing the number of Option Shares purchased will be issued as soon as practicable (i) after Rockwell has received full payment therefor or (ii) at Rockwell's election in the sole discretion of its Secretary, after Rockwell has received
(x) full payment of the exercise price of those Option Shares and
(y) any reimbursement in respect of withholding taxes due pursuant to Section 5.

4.	Transferability

	You are not entitled to transfer the Options except (i) by will or by the laws of descent and distribution; or (ii) by gift to any member of your immediate family or to a trust for the benefit of one or more members of your immediate family; provided, however, that no transfer pursuant to this clause (ii) shall be effective unless you have notified the Corporation's Office of the Secretary (Attention: Stock Option
Administration) in writing specifying the Option or Options transferred, the date of the gift and the name and Social Security or other Taxpayer Identification Number of the transferee. During your lifetime, only you are entitled to exercise the Options unless you have transferred any Option in accordance with this paragraph to a member of your immediate family or a trust for the benefit of one or more members of your immediate family, in which case only that transferee (or the legal representative of the estate or the heirs or legatees of that transferee) shall be entitled to exercise that Option. For purposes of this paragraph, your "immediate family" shall mean your spouse and natural, adopted or step- children and grandchildren.

5.	Withholding

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	Rockwell shall have the right, in connection with the exercise of the
Options in whole or in part, to require you (or any other person entitled to exercise the Options) to pay to it an amount sufficient to provide for any taxes required to be withheld by law with respect to such exercise.
By your acceptance of this Stock Option Agreement, you agree (for yourself and on behalf of any other person who becomes entitled to exercise the Options) that if Rockwell elects to require you (or such other person) to remit an amount sufficient to pay such withholding taxes, you (or such other person) must remit that amount within ten business days after the date of the statement for such amount rendered by Rockwell, failing which Rockwell shall have the same right of set-off as provided under Section 3(e) with respect to payment of the exercise price for Option Shares.

6.	Federal Securities Law Compliance

Rockwell shall have the right, in connection with the exercise of the Options in whole or in part, to require that you (or any other person entitled to exercise the Options), as a condition to any exercise of the Options, deliver a written representation that the shares to be delivered upon such exercise are being acquired for investment and not with a view to their resale in a distribution within the meaning of the Securities Act of 1933, as amended, if the shares to be delivered have not been registered under that Act.

7.	Headings

	The section headings contained in these Stock Option Terms and Conditions are solely for the purpose of reference, are not part of the agreement of the parties and shall in no way affect the meaning or interpretation of this Stock Option Agreement.

8.	References

	All references in these Stock Option Terms and Conditions to Sections, paragraphs, subparagraphs or clauses shall be deemed to be references to Sections, paragraphs, subparagraphs and clauses of these Stock Option
Terms and Conditions unless otherwise specifically provided.

9.	Applicable Laws and Regulations

	This Stock Option Agreement and Rockwell's obligation to issue Option Shares hereunder are subject to applicable laws and regulations.

Attachment 1	- Cash Only Option Exercise Form and Instructions
Attachment 2	- "Stock Swap" Option Exercise Form and Instructions

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	ATTACHMENT 1
CASH ONLY STOCK OPTION EXERCISE FORM

DIRECTORS STOCK PLAN



To:	Rockwell International Corporation
	625 Liberty Avenue
	Pittsburgh, Pennsylvania 15222-3123

Attention:	Office of the Secretary,
		Stock Option Administration




1. OPTIONS EXERCISED: Subject to the terms and conditions of the Directors Stock Plan (the Plan) of Rockwell International Corporation (Rockwell), and Agreement(s) thereunder, I hereby exercise the following stock option(s):

Date of Grant   Number Of Shares   Exercise Price    Total Purchase
                                                        Price

                                    $                 $
                                    $                 $
                                    $                 $


2.	 PAYMENT:

 			A check payable to Rockwell International Corporation in the amount of the Total Purchase Price of the above-itemized stock option(s) is enclosed.

 			The Total Purchase Price of the above-itemized stock option(s) will be paid by a check payable to Rockwell International Corporation or (if prior arrangements are made with the Stock Option Administration staff of the Secretary's Office) by a wire transfer of funds to Rockwell
    International Corporation to the account specified by the Secretary's
    Office







	[Continued on page 2]

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                                               Cash Only Stock Option Exercise
                                               Form
                                               Page 2

			(Stock Option Administration), which will be sent promptly by my stockbroker, bank or other financial institution,

			Representative's Name:

			Firm Name:

  	Address:

   Telephone No.:

		If full payment of the Total Purchase Price of the stock option(s) listed in
Item 1 is not delivered within five (5) business days after the later of the date of this Form or the date of its receipt by the Secretary of Rockwell, the
Corporation (as defined in the Plans) is authorized forthwith to set off the balance due against any amounts due or which may become due me to satisfy my obligation to pay the Total Purchase Price.

		I hereby further agree to pay Rockwell, no later than ten (10) business days after the date of Rockwell's statement therefor, the amount sufficient to reimburse Rockwell for any withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise.

	4.	REGISTRATION:	Please register the stock as follows:

		Name:

		Social Security No.:

		Current Address:




NOTE:  	The stock may be registered ONLY in your name OR in your name jointly with your spouse (or jointly with another person). It may NOT be registered in the name of your stockbroker, bank or other financial institution.



	[Continued and to be signed on page 3]

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	Cash Only Stock Option Exercise Form
	Page 3



	5.	DELIVERY:  Please deliver the stock to
                         me at the address listed in Item 4.
				                     to the following person and address:

		Name of Addressee:



		Address:



		Attention:


THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.



____________________________________
		(Signature)

Print Name:_________________________


Dated:                       , 19


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ATTACHMENT 2
"STOCK SWAP" STOCK OPTION EXERCISE FORM



To:	Rockwell International Corporation
	625 Liberty Avenue
	Pittsburgh, Pennsylvania 15222-3123

Attention:	Office of the Secretary,
		Stock Option Administration




	1.	OPTIONS EXERCISED:  Subject to the terms and conditions of the Directors
Stock Plan of Rockwell International Corporation (Rockwell), and Agreement(s)
thereunder, I hereby exercise the following stock option(s):

Date of Grant    Number Of Shares    Exercise Price      Total Purchase
                                                             Price

                                      $                  $
                                      $                  $
                                      $                  $

	2.	PAYMENT:

		A. 	Number of shares of Rockwell Common Stock or Class A Common Stock surrendered to pay the exercise price of the option(s):

               shares of Common 	                shares of Class A Common

		B. 	Amount of enclosed check, if any, payable to Rockwell International
Corporation to pay estimated balance of exercise price of the option(s):
$_______________________

	I am using shares of Common Stock or Class A Common Stock or both of Rockwell
(Shares) that I now own to pay all or part of the exercise price for the Shares to be purchased on my exercise of the above-referenced stock option(s).  I enclose, or in accordance with prior arrangements I have made with you, I am arranging for delivery to you of, one or more certificates for

	(i)	at least the number of Shares estimated, based on the closing price on the
New York Stock Exchange -- Composite Transactions on a day not more than five business days prior to (x) the date of receipt of this Exercise Form by the
Secretary's Office (Stock Option Administration), or

	[Continued on page 2]

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	"Stock Swap" Stock Option Exercise Form
	Page 2

		(y) if later, the date of this Exercise Form, to be sufficient to pay in full the Total Purchase Price of the Shares covered by this exercise, or


	(ii)	a lesser number of Shares that I desire to apply to such Total Purchase
Price and a check in the amount of such Total Purchase Price less the value of the Shares delivered, based on the closing price on the New York Stock
Exchange -- Composite Transactions on a day not more than five business days prior to (x) the date of receipt of this Exercise Form by the Secretary's Office
(Stock Option Administration), or (y) if later, the date of this Exercise Form, and in either case, an executed stock transfer power covering the Shares surrendered or to be surrendered.  I understand that you will advise me of the exact number of Shares, valued in accordance with the Plans at the closing price on the New York Stock Exchange -- Composite Transactions on the later of (x) the date you have received (I) this Exercise Form, (II) the estimated payment in Shares or Shares and cash specified above and, (III) if I am not the optionee, any additional documents required to evidence my right to exercise these stock option(s) and (y) the date of this Exercise Form (the later of such dates, the effective date of this exercise), and any cash required to pay in full the Total Purchase Price of the Shares to be purchased upon this exercise.  I further understand that certificates representing the number of Shares purchased will be issued only after I deliver to Rockwell any remaining balance of the Total Purchase Price in cash or a combination of
Shares and cash and the amount sufficient to reimburse Rockwell for all withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise.

	I hereby agree to deliver to Rockwell no later than five (5) business days following the effective date of this exercise cash or any additional number of Shares or a combination of Shares and cash required to pay in full the Total Purchase Price of the Shares to be purchased upon this exercise, and an executed stock transfer power covering any additional Shares delivered. I hereby further agree to pay Rockwell, no later than ten (10) business days after the date of Rockwell's statement therefor, the amount sufficient to reimburse Rockwell for any withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise. If I fail to deliver any remaining balance of the Total Purchase Price of the Shares to be purchased upon this exercise and an amount sufficient to reimburse Rockwell in full for any withholding taxes required to be withheld and remitted to taxing authorities in respect of this exercise in accordance with this paragraph, Rockwell is authorized forthwith to set off the balance due against salary payments or other amounts due or which may become due to me to satisfy my obligation hereunder.

	4.	REGISTRATION:  It is my understanding that following my payment in full of the Total Purchase Price and reimbursement of Rockwell for any applicable withholding taxes as provided in Item 3:  Payment, I shall receive from
Rockwell one or more stock certificates representing the same





	[Continued and to be signed on page 3]

- - -44-

                                           "Stock Swap" Stock Option Exercise
                                            Form
                                            Page 3

number and kind of Shares I surrendered to Rockwell, issued in the same name or names as the Shares so surrendered. I shall also receive one or more separate stock certificates representing the additional Shares acquired as a result of this exercise, which I hereby request be registered as follows:


	Name: _____________________________________________________

	Social Security No.: 	___________________________________

	Current Address: 	_________________________________________

			  	_________________________________________

		NOTE:	The stock may be registered ONLY in your name OR in your name jointly with your spouse (or jointly with another person).  It may NOT be registered in the name of your stockbroker, bank or other
financial institution.

	5.	DELIVERY:  Please deliver the stock

				       to me at the address listed in Item 4.
				       to the following person and address:

		Name of Addressee:



		Address:



		Attention:


THIS STOCK OPTION EXERCISE MAY NOT BE REVOKED OR CHANGED AFTER DELIVERY OF THIS FORM, PROPERLY COMPLETED, DATED AND SIGNED, TO THE CORPORATION WHETHER OR NOT PAYMENT ACCOMPANIES THIS FORM AND WHETHER THIS FORM IS DATED BEFORE, ON OR AFTER THE DATE OF SUCH RECEIPT.

____________________________________
		(Signature)
Print Name:__________________________


Dated:                       , 19

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                                            "Stock Swap" Stock Option Exercise
                                             Form
                                             Page 4

	STOCK TRANSFER POWER SEPARATE FROM CERTIFICATE


	FOR VALUE RECEIVED, (I) (WE), _______________________________ hereby
                               							(insert name(s))
sell, assign and transfer unto Rockwell International Corporation the
__________________________ shares of the [Common Stock] [Class A Common Stock]
	(insert number) of Rockwell International Corporation standing in the name(s) of _________________________________  on the books of said Rockwell
                  (name on certificate(s))        International Corporation
represented by Certificate(s) No(s). _________________ herewith and do hereby irrevocably constitute and appoint Mellon Bank, N.A., attorney to transfer the said stock on the books of Rockwell International with full power of substitution in the premises.


Dated:_______________________________


_____________________________________
                           (Signature)

WITNESS:

_____________________________________
                           (Signature)









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